BARON
FUNDS®
BARON INVESTMENT FUNDS TRUST
Baron Asset Fund
Baron Growth Fund
Baron Small Cap Fund
Baron Discovery Fund
Supplement to the Prospectus and Summary Prospectuses
dated January 26, 2024
The Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron Discovery Fund, each a series of the Baron Investment Funds Trust, have each changed their secondary comparison benchmark from the S&P 500 Index to the Russell 3000 Index, a broad-based securities index which is comprised of the 3,000 largest U.S. companies as determined by total market capitalization. Accordingly, for each applicable Fund, the performance figures for the S&P 500 Index presented under “Average Annual Total Returns for the periods ended December 31, 2023” are hereby replaced with the following to reflect the performance of the Russell 3000 Index:
1‑Year, 5‑Year and 10‑Year Returns: For each Fund, the 1‑Year, 5‑Year and 10‑Year total return figures are adjusted to 25.96%, 15.16% and 11.48%, respectively.
Since Inception Returns: The Since Inception total return figures have been updated for each of the Funds as follows:

Since Inception
Baron Asset Fund	10.13%
Baron Growth Fund	10.39%
Baron Small Cap Fund	8.34%
Baron Discovery Fund	12.23%
Dated: April 26, 2024
BIFTSTICKER 04/26/2024